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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) February 27, 2006

                    CWHEQ, INC. (as depositor under the Sale and Servicing Agreement, dated as of February 27, 2006, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2006-A).

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                 333-126790-11              87-0698310
  ---------------------------      -------------              ----------
 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)            File Number)          Identification No.)


        4500 Park Granada
      Calabasas, California                           91302
      ---------------------                         ----------
      (Address of Principal                         (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))



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Section 8.
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Item 8.01. Other Events.
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Description of the Notes and the Mortgage Pool*
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          On February 27, 2006, United Guaranty Residential Insurance Company
     of North Carolina issued a second mortgage bulk insurance policy (the "Loan Insurance Policy"). The Loan Insurance Policy is annexed hereto as
     Exhibit 99.1.





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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated February 24, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-A (the "Prospectus").




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Section 9.
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Item 9.01. Financial Statements, Pro Forma Financial
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         Information And Exhibits.
         -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

99.1 The Loan Insurance Policy, dated as of February 27, 2006.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWHEQ, INC.




                                                   By:  /s/ Darren Bigby
                                                        ----------------
                                                   Name:  Darren Bigby
                                                   Title:  Vice President


Dated: July 20, 2006







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EXHIBIT INDEX
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Exhibit           Description
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99.1     The Loan Insurance Policy, dated as of February 27, 2006.







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